The Guardian Investor Variable Annuity B Series

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

Prospectus supplement dated May 9, 2011 to the Prospectus dated May 1, 2011.

The following supplemental information should be read in conjunction with:

the Prospectus dated May 1, 2011, for The Guardian Investor Variable Annuity B Series, individual flexible premium deferred variable annuity contract issued through The Guardian Separate Account R.

Except as set forth herein, all provisions of the prospectus noted above shall remain unchanged.

PLEASE NOTE on page 71 of the prospectus that the charge for the spousal version of the Guardian Target Future GLWB rider with the Return of Premium Death Benefit was inadvertently misstated. The charge for the spousal version of the Guardian Target Future GLWB rider with the Return of Premium Death Benefit is 1.85%, not 1.75%.

This Prospectus Supplement should be retained with the Prospectus for future reference.

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